                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                             --------------


                                FORM 8-K
                             CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              December 19, 1995


                          TCF Financial Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
               (State of other jurisdiction of incorporation)


          0-16431                                            41-1591444
--------------------------------                --------------------------------
    Commission File Number                     (IRS Employer Identification No.)


           801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
--------------------------------------------------------------------------------
                     (Address of principal executive offices)


       (612) 661-6500
--------------------------------
 Registrant's Telephone Number

Item 5. Other Events
        ------------

On December 19, 1995, the Board of Directors of TCF Financial Corporation (the "Company") authorized the repurchase of up to five percent of the Company's outstanding shares through open market or privately negotiated transactions. The repurchased shares will be used for employee benefit plans and other general corporate purposes. The Company has 137,158 shares remaining unpurchased in its initial five percent stock repurchase program, which the Company expects to repurchase before initiating the new program. Attached, as Exhibit 99.1, is a press release relating to this event.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------
(c)         Exhibits.
            99.1    Press Release dated December 19, 1996.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 5, 1996

                                     TCF FINANCIAL CORPORATION

                                     By   /s/ Lynn A. Nagorske
                                          -------------------------------------
                                          Lynn A. Nagorske
                                     Its  President and Chief Operating Officer

NEW RELEASE

                                             CONTACT: Cynthia W. Lee (Investors)
                                                      (612) 661-8859

                                                      Elizabeth Anders (Media)
                                                      (612) 661-8853


                                                           FOR IMMEDIATE RELEASE
[LOGO]
TCF FINANCIAL CORPORATION
801 Marquette Avenue, Minneapolis, Minnesota 55402-3475


                        TCF TO REPURCHASE COMMON STOCK


    MINNEAPOLIS, Dec. 19, 1995 -- TCF Financial Corporation (TCF) (NYSE:TCB) today announced that its board of directors has authorized the repurchase of up to 5 percent of TCF common stock, or approximately 1.8 million shares. The shares will be repurchased from time to time, depending upon market conditions, through open market or privately negotiated transactions. The repurchased shares will become treasury shares and will be used for employee benefit plans and other general corporate purposes.

     TCF has 137,158 shares remaining unpurchased in its initial 5 percent stock repurchase program, authorized by the board of directors in January 1994, which the company expects to repurchase before initiating the new program. At Nov. 30, TCF had 35.6 million shares outstanding following completion of a two-for-one stock split.

     TCF is $7.3 billion stock savings bank holding company based in Minneapolis with bank subsidiaries operating in Minnesota, Illinois, Wisconsin, Michigan and Ohio. Other TCF affiliates include consumer finance, mortgage banking, title insurance, annuity, and mutual fund companies. TCF common stock is traded on the New York Stock Exchange under the symbol TCB.

                                    * * *

TCF
TCF FINANCIAL CORPORATION


January 5, 1996

ATTN: Document Control--File Desk                                 FILED BY EDGAR
Securities and Exchange Commission                                --------------
450 Fifth Street, N.W.
Washington, DC 20549


RE:   TCF Financial Corporation
      Registration No. 0-16431

Dear Sir or Madam:

Filed herewith via EDGAR is a Current Report on Form 8-K for TCF Financial Corporation. Any questions you have concerning this report may be directed to me at (612) 661-8828.

                                      Very truly yours,

                                      [Signature]

                                      Joseph T. Green
                                      Attorney


JTG/kl
Enclosure